Financial Instruments	12 Months Ended
Dec. 31, 2011
Financial Instruments [Abstract]
Financial Instruments

8.    Financial Instruments

The following methods and assumptions were used by the Company in estimating fair value disclosures of financial instruments:

Fair Value Hierarchy

The standard Fair Value Measurements specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs). The following summarizes the fair value hierarchy:

• Level 1	Quoted prices in active markets that are unadjusted and accessible at the measurement date for identical, unrestricted assets or liabilities;

• Level 2	Quoted prices for identical assets and liabilities in markets that are inactive, quoted prices for similar assets and liabilities in active markets or financial instruments for which significant inputs are observable, either directly or indirectly, such as interest rates and yield curves that are observable at commonly quoted intervals; and

• Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Cash Flow and Fair Value Hedges

In June 2011, the Company entered into an interest rate swap with a notional amount of $100.0 million. This swap was executed to hedge a portion of interest rate risk associated with variable-rate borrowings. The swap converts LIBOR into a fixed rate on a portion of the Term Loan.

In March 2011, the Company entered into an interest rate swap with a notional amount of $85.0 million, which will decrease with the associated principal amortization of the hedged debt. This swap was executed to hedge a portion of interest rate risk associated with variable-rate borrowings. The swap converts LIBOR into a fixed rate for seven-year mortgage debt entered into in 2011.

In March 2011, the Company terminated an interest rate swap with a notional amount of $50.0 million. The swap converted LIBOR into a fixed rate on the Company’s Revolving Credit Facilities. The fair value of the interest rate swap as of the termination date was not material.

In February 2011, the Company entered into treasury locks with an aggregate notional amount of $200.0 million. The treasury locks were terminated in connection with the issuance of the $300.0 million aggregate principal amount of senior notes in March 2011, resulting in a payment of approximately $2.2 million to the counterparty. The treasury locks were executed to hedge the benchmark interest rate associated with forecasted interest payments associated with the then-anticipated issuance of fixed-rate borrowings.

The effective portion of these hedging relationships has been deferred in accumulated other comprehensive income and will be reclassified into earnings over the term of the debt as an adjustment to earnings.

Measurement of Fair Value

At December 31, 2011 and 2010, the Company used pay-fixed interest rate swaps to manage its exposure to changes in benchmark interest rates (the “Swaps”). The valuation of these instruments is determined using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of each derivative. The Company determined that the significant inputs used to value its derivatives fell within Level 2 of the fair value hierarchy.

Items Measured at Fair Value on a Recurring Basis

The following table presents information about the Company’s financial assets and liabilities, which consist of interest rate swap agreements (included in Other Liabilities) and marketable securities (included in Other Assets) from investments in the Company’s Elective Deferred Compensation Plan (Note 14) at December 31, 2011 and 2010, measured at fair value on a recurring basis as of December 31, 2011 and 2010, and indicates the fair value hierarchy of the valuation techniques used by the Company to determine such fair value (in millions):

	Fair Value Measurements
Assets (Liabilities):	Level 1	Level 2	Level 3	Total
December 31, 2011
Derivative Financial Instruments	$—	$(8.8)	$—	$(8.8)
Marketable Securities	$2.7	$—	$—	$2.7
December 31, 2010
Derivative Financial Instruments	$—	$(5.2)	$—	$(5.2)
Marketable Securities	$2.8	$—	$—	$2.8

As discussed above, the Company transferred its interest rate swaps into Level 2 from Level 3 during 2010 due to changes in the significance of the impact on the Company’s derivative’s valuation as a result of changes in nonperformance risk associated with the Company’s credit standing. In 2008, the Company determined that its derivative valuations in their entirety were classified in Level 3 of the fair value hierarchy. The credit spreads on the Company and certain of its counterparties widened significantly and, as a result, the Company assessed the significance of the impact of the credit valuation adjustments on the overall valuation of its derivative positions and determined that the credit valuation adjustments were significant to the overall valuation of all of its derivatives. The credit valuation adjustments associated with the Company’s counterparties and its own credit risk used Level 3 inputs, such as estimates of current credit spreads, to evaluate the likelihood of default by itself and its counterparties. These inputs reflect the Company’s assumptions. At December 31, 2011, the Company did not have any Level 3 fair value measurements. The table presented below presents a reconciliation of the beginning and ending balances of interest rate swap agreements that are included in other liabilities having fair value measurements based on significant unobservable inputs (Level 3) (in millions):

Derivative Financial Instruments- Liability
Balance of Level 3 at December 31, 2008	$(21.7)
Total losses included in other comprehensive (loss) income	6.3

Balance of Level 3 at December 31, 2009	$(15.4)
Total losses included in other comprehensive (loss) income	7.6
Transfers into Level 2	7.8

Balance of Level 3 at December 31, 2010	$—

The unrealized loss of $3.7 million included in other comprehensive (loss) income (“OCI”) is in addition to the $2.2 million payment made to the counterparty related to the treasury locks that were executed and settled during the year ended December 31, 2011. The unrealized loss of $3.7 million included in OCI is attributable to the net change in unrealized gains or losses related to derivative liabilities that remained outstanding at December 31, 2011, none of which were reported in the Company’s consolidated statements of operations because they are designated and qualify as hedging instruments.

The Company calculates the fair value of its interest rate swaps based upon the amount of the expected future cash flows paid and received on each leg of the swap. The cash flows on the fixed leg of the swap are agreed to at inception, and the cash flows on the floating leg of the swap change over time as interest rates change. To estimate the floating cash flows at each valuation date, the Company utilizes a forward curve that is constructed using LIBOR fixings, Eurodollar futures and swap rates, which are observable in the market. Both the fixed and floating legs cash flows are discounted at market discount factors. For purposes of adjusting its derivative values, the Company incorporates the non-performance risk for both the Company and its counterparties to these contracts based upon either credit default swap spreads (if available) or Moody’s KMV ratings in order to derive a curve that considers the term structure of credit.

Other Fair Value Instruments

Investments in unconsolidated joint ventures are considered financial assets. See discussion of equity derivative instruments in Note 10 and a discussion of fair value considerations in Note 11.

Cash and Cash Equivalents, Restricted Cash, Accounts Receivable, Accounts Payable, Accrued Expenses and Other Liabilities

The carrying amounts reported in the consolidated balance sheets for these financial instruments, excluding the liability associated with the equity derivative instruments (outstanding at December 31, 2010), approximated fair value because of their short-term maturities.

Notes Receivable and Advances to Affiliates

The fair value is estimated by discounting the current rates at which management believes similar loans would be made. The fair value of these notes was approximately $90.6 million and $120.8 million at December 31, 2011 and 2010, respectively, as compared to the carrying amounts of $91.0 million and $122.6 million, respectively. The carrying value of the TIF bonds, which was $6.4 million and $13.8 million at December 31, 2011 and 2010, respectively, approximated its fair value as of both periods. The fair value of loans to affiliates has been estimated by management based upon its assessment of the interest rate, credit risk and performance risk.

Debt

The fair market value of debt is determined using the trading price of public debt and for all other debt on a discounted cash flow technique that incorporates a market interest yield curve with adjustments for duration, optionality and risk profile including the Company’s non-performance risk.

Considerable judgment is necessary to develop estimated fair values of financial instruments. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company could realize on disposition of the financial instruments.

Debt instruments at December 31, 2011 and 2010, with carrying values that are different from estimated fair values, are summarized as follows (in thousands):

	December 31, 2011		December 31, 2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Senior notes	$2,139,718	$2,282,818	$2,043,582	$2,237,320
Revolving Credit Facilities and Term Loan	642,421	641,854	879,865	875,851
Mortgage payable and other indebtedness	1,322,445	1,352,142	1,378,553	1,394,393

	$4,104,584	$4,276,814	$4,302,000	$4,507,564

Risk Management Objective of Using Derivatives

The Company is exposed to certain risks arising from both its business operations and economic conditions. The Company principally manages its exposures to a wide variety of business and operational risks through management of its core business activities. The Company manages economic risks, including interest rate, liquidity and credit risk, primarily by managing the amount, sources and duration of its debt funding and, from time to time, the use of derivative financial instruments. Specifically, the Company enters into derivative financial instruments to manage exposures that arise from business activities that result in the receipt or payment of future known and uncertain cash amounts, the values of which are determined by interest rates. The Company’s derivative financial instruments are used to manage differences in the amount, timing and duration of the Company’s known or expected cash receipts and its known or expected cash payments principally related to the Company’s investments and borrowings.

The Company has an interest in consolidated joint ventures that own real estate assets in Canada and Russia. The net assets of these subsidiaries are exposed to volatility in currency exchange rates. The Company uses non-derivative financial instruments to economically hedge a portion of this exposure. The Company manages its currency exposure related to the net assets of its Canadian and European subsidiaries through foreign currency-denominated debt agreements.

Cash Flow Hedges of Interest Rate Risk

The Company’s objectives in using interest rate derivatives are to manage its exposure to interest rate movements. To accomplish this objective, the Company generally uses interest rate swaps as part of its interest rate risk management strategy. Swaps designated as cash flow hedges involve the receipt of variable-rate amounts from a counterparty in exchange for the Company making fixed-rate payments over the life of the agreements without exchange of the underlying notional amount.

As of December 31, 2011 and 2010, the aggregate fair value of the Company’s $284.1 million and $150.0 million notional amount of Swaps was a liability of $8.8 million and $5.2 million, respectively, which is included in other liabilities in the consolidated balance sheets. The following table discloses certain information regarding the Swaps:

Aggregate Notional Amount (in millions)	LIBOR Fixed Rate	Maturity Date
$100.0	4.8%	February 2012
$100.0	1.0%	June 2014
$84.1	2.8%	September 2017

All components of the Swaps were included in the assessment of hedge effectiveness. The Company expects that within the next 12 months it will reflect an increase to interest expense (and a corresponding decrease to earnings) of approximately $3.1 million.

The effective portion of changes in the fair value of derivatives designated, and that qualify, as cash flow hedges is recorded in accumulated OCI and is subsequently reclassified into earnings in the period that the hedged forecasted transaction affects earnings. During 2011, such derivatives were used to hedge the forecasted variable cash flows associated with existing obligations. The ineffective portion of the change in the fair value of derivatives is recognized directly in earnings. During the three years ended December 31, 2011, the amount of hedge ineffectiveness recorded was not material.

Amounts reported in accumulated other comprehensive (loss) income related to derivatives will be reclassified to interest expense as interest payments are made on the Company’s variable-rate debt. As of December 31, 2011, the Company had the following outstanding interest rate swap derivatives that were designated as cash flow hedges of interest rate risk:

Interest Rate Derivative	Number of Instruments	Aggregate Notional Amount (in millions)
Interest rate swaps	Three	$284.1

The table below presents the fair value of the Company’s Swaps as well as their classification on the consolidated balance sheets as of December 31, 2011 and 2010 (in millions):

	Liability Derivatives
Derivatives Designated as Hedging Instruments	December 31, 2011		December 31, 2010
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate products	Other liabilities	$8.8	Other liabilities	$5.2

The effect of the Company’s derivative instruments on net (loss) and income is as follows (in millions):

	Amount of Gain (Loss) Recognized in OCI on Derivatives (Effective Portion)			Location of Gain (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)	Amount of Gain (Loss) Reclassified from Accumulated OCI into Income (Effective Portion)
Derivatives in Cash Flow Hedging	Year Ended December 31,				Year Ended December 31,
	2011	2010	2009		2011	2010	2009
Interest rate products	$(3.6)	$10.2	$6.3	Interest expense	$(0.1)	$0.4	$0.4

The Company is exposed to credit risk in the event of non-performance by the counterparties to the Swaps. The Company believes it mitigates its credit risk by entering into swaps with major financial institutions. The Company continually monitors and actively manages interest costs on its variable-rate debt portfolio and may enter into additional interest rate swap positions or other derivative interest rate instruments based on market conditions. The Company has not, and does not plan to enter, into any derivative financial instruments for trading or speculative purposes.

Credit Risk-Related Contingent Features

The Company has agreements with each of its Swap counterparties that contain a provision whereby if the Company defaults on certain of its unsecured indebtedness, the Company could also be declared in default on its Swaps, resulting in an acceleration of payment under the Swaps.

Net Investment Hedges

The Company is exposed to foreign exchange risk from its consolidated and unconsolidated international investments. The Company has foreign currency-denominated debt agreements that expose the Company to fluctuations in foreign exchange rates. The Company has designated these foreign currency borrowings as a hedge of its net investment in its Canadian and European subsidiaries. Changes in the spot rate value are recorded as adjustments to the debt balance with offsetting unrealized gains and losses recorded in OCI. Because the notional amount of the non-derivative instrument substantially matches the portion of the net investment designated as being hedged, and the non-derivative instrument is denominated in the functional currency of the hedged net investment, the hedge ineffectiveness recognized in earnings was not material.

The effect of the Company’s net investment hedge derivative instruments on OCI is as follows (in millions):

	Amount of Gain (Loss) Recognized in OCI on Derivatives (Effective Portion)
	Year Ended December 31,
Derivatives in Net Investment Hedging Relationships	2011	2010	2009
Euro — denominated revolving credit facilities designated as a hedge of the Company’s net investment in its subsidiary	$(0.2)	$8.6	$(2.2)
Canadian dollar — denominated revolving credit facilities designated as a hedge of the Company’s net investment in its subsidiaries	(0.4)	(5.6)	(16.3)